UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2014

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of Principal Executive Offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director.

On July 23, 2014, the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”) was expanded from ten (10) to eleven (11) members, and on that date the Board of Directors filled the additional Board seat by electing Ernesto M. Hernández to serve as a member of the Board of Directors effective as of the close of business on July 23, 2014, and until the next annual meeting of stockholders and until his successor is elected and qualified. Also on that date Mr. Hernández was appointed a member of the Human Resources Committee of the Board of Directors.

Mr. Hernández, age 56 has, since June 2011, been President and Managing Director of General Motors de Mexico, S. de R.L. de C.V., a Mexican subsidiary of General Motors Company. General Motors Company is a global automobile manufacturing company which through a subsidiary also provides automotive financing services. Prior to that appointment he served as Vice President and Executive Director of Sales, Service and Marketing of General Motors de Mexico, S. de R.L. de C.V., having served in that role from April 2003 through May 2011. Mr. Hernández began his career with General Motors de Mexico, S. de R.L. de C.V. in 1980 and has held numerous positions of growing responsibility within that company.

The Board considers Mr. Hernández to be an independent director under the Company’s categorical standards of independence and applicable New York Stock Exchange requirements. As a non-management member of the Board, Mr. Hernández will receive the compensation paid to non-management directors for service on the Board and its committees, as described previously in the Company’s proxy statement for its Annual Meeting of Stockholders that was held on July 23, 2014 (the “Annual Meeting”) and filed by the Company with the United States Securities and Exchange Commission on June 13, 2014 (the “Proxy Statement”). However, rather than receiving a grant of restricted stock, as a non-U.S. resident Mr. Hernández will receive an award of restricted stock units that will be settled in the Company’s $.01 par value Class A Common Stock (“Class A Stock”). As Mr. Hernández was elected within the overall Annual Meeting timeframe, the amount of his annual retainer, option grant and restricted stock unit award is consistent with the amounts to be paid to the other non-management directors for service on the Board and its committees, except that rather than receiving an award of restricted stock he has received an award of restricted stock units that will be settled in Class A Stock. The form of Terms and Conditions Memorandum for Directors, the form of Restricted Stock Award Agreement for Directors and the form of Restricted Stock Unit Agreement for Directors are filed herewith, respectively, as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

On July 23, 2014, Mr. Hernández (i) became entitled to an annual retainer in the aggregate amount of $70,000; (ii) was granted an option to purchase 1,606 shares of the Company’s Class 1 Common Stock at an exercise price of $87.13 per share and with an exercise period of January 23, 2015 through July 23, 2024; and (iii) received an award of 803 restricted stock units that, upon vesting, will be settled in shares of Class A Stock. Subject to applicable provisions in the award agreement, the restricted stock units will vest on July 23, 2015. On July 23, 2014, which was the date of the option grant and the restricted stock unit award, the closing price of the Class A Stock was $87.13 per share.

There are no arrangements or understandings between Mr. Hernández and any other person pursuant to which he was selected either as a director or as a member of the Human Resources Committee, and there have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions, regarding Mr. Hernández that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Stockholders of Constellation Brands, Inc. was held on July 23, 2014.

(b)    At the Annual Meeting, the stockholders of the Company elected Jerry Fowden, Barry A. Fromberg, Robert L. Hanson, Jeananne K. Hauswald, James A. Locke III, Richard Sands, Robert Sands, Judy A. Schmeling, Keith E. Wandell and Mark Zupan as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The other matters considered at the Annual Meeting were a proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2015; and a proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The final results of voting on each of the matters submitted to a vote of stockholders are as follows:

1.    Election of Directors.

At the Annual Meeting, the holders of the Class A Stock, voting as a separate class, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock, and the holders of the Class A Stock and the holders of the Company’s Class B Common Stock (the “Class B Stock”), voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock and the Class B Stock. The ten directors described above were elected by a plurality of the votes cast, as set forth below:

Nominee	Votes For	Withheld	Broker Non-Votes

Directors Elected by the Holders of Class A Stock (voting as a separate class):
Barry A. Fromberg	135,014,840	590,790	10,267,627
Jeananne K. Hauswald	134,019,649	1,585,981	10,267,627
Mark Zupan	134,344,904	1,260,726	10,267,627

Directors Elected by the Holders of Class A Stock and Class B Stock (voting together as a single class):
Jerry Fowden	360,184,647	5,100,733	13,757,187
Robert L. Hanson	364,739,121	546,259	13,757,187
James A. Locke III	292,061,583	73,223,797	13,757,187
Richard Sands	359,030,555	6,254,825	13,757,187
Robert Sands	363,463,424	1,821,956	13,757,187
Judy A. Schmeling	364,614,892	670,488	13,757,187
Keith E. Wandell	363,296,404	1,988,976	13,757,187

2.    Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2015.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2015, as set forth below:

Votes For:	377,416,098
Votes Against:	1,353,562
Abstentions:	272,907
Broker Non-Votes:	0

3.    Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For:	361,205,356
Votes Against:	3,394,252
Abstentions:	685,772
Broker Non-Votes:	13,757,187

Item 7.01.	Regulation FD Disclosure.

On July 25, 2014, Constellation Brands, Inc. issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing the election of Ernesto M. Hernández as a member of the Company’s Board of Directors effective as of the close of business on July 23, 2014.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

	Exhibit No.	Description

10.1
Form of Terms and Conditions Memorandum for Directors with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 23, 2014).

	10.2	Form of Restricted Stock Award Agreement for Directors with respect to awards of restricted stock pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 23, 2014).

	10.3	Form of Restricted Stock Unit Agreement for Directors with respect to awards of restricted stock units pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 23, 2014).

	99.1	News Release of Constellation Brands, Inc. dated July 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2014	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)
Form of Terms and Conditions Memorandum for Directors with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 23, 2014) (filed herewith). *

(10.2)
Form of Restricted Stock Award Agreement for Directors with respect to awards of restricted stock pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 23, 2014) (filed herewith).*

(10.3)
Form of Restricted Stock Unit Agreement for Directors with respect to awards of restricted stock units pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 23, 2014) (filed herewith).*

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated July 25, 2014.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

*     Designates management contract or compensatory plan or arrangement.